Exhibit 10.1

EXTENSION AGREEMENT
(Extension of Maturity Date Pursuant to Section 2.15 of the Credit Agreement)
This EXTENSION AGREEMENT (this “Agreement”) dated as of January 29, 2016 (the “Extension Effective Date”) is entered into by and among ONEOK PARTNERS, L.P., a Delaware limited partnership (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Guarantor”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A.Reference is made to the Amended and Restated Credit Agreement effective as of January 31, 2014 among the Borrower, the Administrative Agent and the Lenders (as modified by the Increase and Joinder Agreement dated as of March 10, 2015, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from January 31, 2019 to January 31, 2020 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C.Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1.Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is January 31, 2020.

2.Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, Guarantor, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3.Affirmation and Ratification of Loan Documents. The Borrower and Guarantor each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4.Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

5.ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK, PARTNERS, L.P.
By:	ONEOK Partners GP, L.L.C., its sole general partner
By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP
By:	ONEOK ILP GP, L.L.C., its sole General Partner
By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to
Extension Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen Maroney
	Name: Title:	Maureen Maroney Vice President

Signature Page to
Extension Agreement

CITIBANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maureen Maroney
	Name: Title:	Maureen Maroney Vice President

Signature Page to
Extension Agreement

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Adam H. Fey
	Name: Title:	Adam H. Fey Director

Signature Page to
Extension Agreement

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:	/s/ Marguerite Sutton
	Name: Title:	Marguerite Sutton Vice President

Signature Page to
Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Darren Vanek
	Name: Title:	Darren Vanek Executive Director

Signature Page to
Extension Agreement

MIZUHO BANK, LTD., as a Lender and L/C Issuer

By:	/s/ Leon Mo
	Name: Title:	Leon Mo Authorized Signatory

Signature Page to
Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Melissa James
	Name: Title:	Melissa James Authorized Signatory

Signature Page to
Extension Agreement

UBS AG STAMFORD BRANCH, as a Lender and L/C Issuer

By:	/s/ Houssem Daly
	Name: Title:	Houssem Daly Associate Director

By:	/s/ Kenneth Chin
	Name: Title:	Kenneth Chin Director

Signature Page to
Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Nathan Starr
	Name: Title:	Nathan Starr Portfolio Manager

Signature Page to
Extension Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
	Name: Title:	Lincoln LaCour AVP – Corporate Banking Associate

Signature Page to
Extension Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
	Name: Title:	Nupur Kumar Authorized Signatory

By:	/s/ Gregory Fantoni
	Name: Title:	Gregory Fantoni Authorized Signatory

Signature Page to
Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name: Title:	Ming K. Chu Vice President

By:	/s/ Yvonne Tilden
	Name: Title:	Yvonne Tilden Director

Signature Page to
Extension Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
	Name: Title:	Ryan Durkin Authorized Signatory

Signature Page to
Extension Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
	Name: Title:	Tom Byargeon Managing Director

Signature Page to
Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jim Allred
	Name: Title:	Jim Allred Authorized Signatory

Signature Page to
Extension Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Stephan W. Warfel
	Name: Title:	Stephen W. Warfel Managing Director

Signature Page to
Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
	Name: Title:	John Prigge Vice President

Signature Page to
Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ David Kee
	Name: Title:	David Kee Managing Director

Signature Page to
Extension Agreement

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Linda J. Bridges
	Name: Title:	Linda J. Bridges Vice President

Signature Page to
Extension Agreement

ARVEST BANK, as a Lender

By:	/s/ Rick Gaut
	Name: Title:	Rick Gaut SVP, Commercial Loan Manager

Signature Page to
Extension Agreement